Exhibit 99.3

 October 14, 2025  BioCryst to Acquire Astria Therapeutics

 2  Important Additional Information will be Filed with the SEC   In connection with the proposed transaction, BioCryst Pharmaceuticals, Inc. (“BioCryst”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of Astria Therapeutics, Inc. (“Astria”) and a prospectus of BioCryst (the “proxy statement/prospectus”), and each of BioCryst and Astria may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BIOCRYST AND ASTRIA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIOCRYST, ASTRIA AND THE POTENTIAL ACQUISITION OF ASTRIA BY BIOCRYST (THE “TRANSACTION”). When final, a definitive copy of the proxy statement/prospectus will be mailed to Astria stockholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about BioCryst and Astria, free of charge from BioCryst or Astria or from the SEC’s website when they are filed. The documents filed by BioCryst with the SEC may be obtained free of charge at BioCryst’s website, at www.biocryst.com, or by requesting them by mail at BioCryst Pharmaceuticals, Inc., 4505 Emperor Boulevard, Suite 200, Durham, North Carolina 27703, Attention: Corporate Secretary. The documents filed by Astria with the SEC may be obtained free of charge at Astria’s website, at www.astriatx.com, or by requesting them by mail at Astria Therapeutics, Inc., 22 Boston Wharf Road, 10th Floor, Boston, Massachusetts, 02210, Attention: Investor Relations. The information included on BioCryst’s and Astria’s websites is not incorporated by reference into this presentation.  Participants in the Solicitation   BioCryst and Astria and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Astria in respect of the proposed transaction. Information about BioCryst’s directors and executive officers is available in BioCryst’s proxy statement, dated April 24, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by BioCryst with the SEC. Information about Astria’s directors and executive officers is available in Astria’s proxy statement, dated April 28, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by Astria with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BioCryst or Astria as indicated above.  Important Information

 Forward-looking statements  3  Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, among other things, BioCryst management’s and Astria management’s beliefs, assumptions, current expectations, estimates and projections about the economy and BioCryst and Astria and the industry in which they operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include statements regarding, among other things, the expected benefits of the Transaction and BioCryst’s ability to recognize the benefits of the Transaction, the anticipated timing of the closing of the Transaction, the anticipated financial impact of the Transaction, BioCryst’s or the combined company’s performance following the Transaction, including future financial and operating results, anticipated approval and commercialization of navenibart, pharmaceutical research and development, such as drug discovery, preclinical and clinical development activities and related timelines, expected HAE portfolio revenue growth and addressable market, anticipated benefits, performance, and competitive positioning of, and market size for, navenibart, potential best-in-class profile of product candidates (including navenibart), and BioCryst’s and Astria’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts.   BioCryst and Astria caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between BioCryst and Astria; the outcome of any legal proceedings that may be instituted against BioCryst or Astria; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction) and Astria stockholder approval or to satisfy any of the other conditions to the Transaction on a timely basis or at all; the possibility that the anticipated benefits of the Transaction, including anticipated synergies, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BioCryst and Astria do business; the significant indebtedness BioCryst expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; risks relating to the potential dilutive effect of shares of BioCryst common stock to be issued in the Transaction; BioCryst’s HAE portfolio and revenue growth expectations may not be achieved due to, among other risks, risks related to government actions, including that decisions and other actions, including as they relate to pricing for navenibart, may not be taken when expected or at all, or that the outcomes of such decisions and other actions may not be in line with BioCryst’s current expectations, risks that the FDA, or other applicable regulatory agency, may not provide regulatory clearances or approval for navenibart on the expected timeline or at all, may impose certain restrictions, warnings, or other requirements on products and product candidates (including navenibart), may impose a clinical hold with respect to navenibart, or may withhold, delay, or withdraw market approval for products and product candidates (including navenibart), and risks that navenibart, if approved, may not achieve market acceptance; sustainability of profitability and positive cash flow, and anticipated cash balance, may not meet management’s expectations; statements and projections regarding financial guidance and goals and the attainment of such goals may differ from actual results based on market factors and BioCryst’s ability to execute its operational and budget plans; actual financial results may not be consistent with expectations, including that revenue, operating expenses and cash usage may not be within management’s expected ranges; ongoing and future preclinical and clinical development of product candidates may take longer than expected and may not have positive results; the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials; and other factors that may affect future results of BioCryst, Astria and the combined company.   Additional factors that could cause results to differ materially from those described above can be found in BioCryst’s Annual Report on Form 10-K for the year ended December 31, 2024, Astria’s Annual Report on Form 10-K for the year ended December 31, 2024, Astria’s Quarterly Report on Form 10-Q for the three months ended June 30, 2025, and in other documents BioCryst and Astria file with the SEC, which are available on the SEC’s website at www.sec.gov.

 BioCryst is well-positioned to achieve sustainable, double digit revenue growth  4  Growing commercial product with high cash flow visibility  Sustainable $1B peak revenue opportunity for ORLADEYO  >80% contribution margin1  IP runway into 20402  Maximize potential of internal rare disease portfolio  Netherton syndrome: high unmet need and potential for best-in-class therapy   Targeted rare disease focused discovery  Externalize non-core assets  Strategic business development  Focus on de-risked late-stage rare disease assets  Near-term value creation  Leveraging existing operating infrastructure   Contribution margin defined as revenue minus direct costs (COGS + S&M)  Pediatric extension through May 2040  Value creation through   three key strategic growth pillars

BioCryst to acquire Astria for ~$700M TEV

Acquisition of Astria to expand and strengthen presence in HAE while transforming growth profile

Strong strategic fit

- ✓ **10+ yr double digit portfolio CAGR**

Potential to transform BioCryst's revenue profile through the next decade

- ✓ **Near-term launch anticipated**

Pivotal Phase 3 clinical trial on track for early 2027 topline data

- ✓ **Core area of expertise**

Seamlessly integrates into and complements BioCryst's existing HAE franchise

Compelling LTP asset

- ✓ **Differentiated injectable profile**

3-to-6-month dosing would be a significant improvement over available injectable options

- ✓ **Late-stage asset with strong efficacy, safety, and tolerability**

Phase 1b/2 data indicates potential for best-in-class efficacy with favorable safety profile

- ✓ **Simple, well-understood mechanism**

Patients and physicians have long experience with plasma kallikrein inhibition

Enhances financial profile

- ✓ **Profitability maintained**

BioCryst expects to remain profitable (non-GAAP) and cash flow positive post-transaction

- ✓ **Significant operating leverage**

Driven by BioCryst's leading commercialization infrastructure

- ✓ **Strong cash flow generation**

Expected cash balance of $1B+ by 2029, enabling optionality for other growth opportunities

TEV, total enterprise value; HAE, Hereditary Angioedema

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Navenibart could become the 1st choice injectable therapy

✓ **Trusted mechanism & modality**

Monoclonal antibody inhibitor of plasma kallikrein

✓ **Compelling efficacy data**

High affinity and potency with fast onset delivers rapid, effective prevention against attacks

✓ **Infrequent dosing schedule**

YTE modification for extended half-life enables dosing every 3 or 6 months

✓ **Pain-free administration**

Citrate-free, high-concentration formulation, delivered via autoinjector



Mean Attack Rate Reduction
100%
90%
80%
70%
60%
50%
40%
30%
Dosing Interval (weeks)
0
4
8
12
16
20
24
28
Navenibart (Q3M)
Navenibart (Q6M)
ANDEMBRY
Donidalorsen (Q4W)
TAKHZYRO
(lanadelumab-flyo) injection
Donidalorsen (Q8W)

Phase 1b/2 data highlight navenibart's potential to match or exceed marketed and developmental therapies on **efficacy** while greatly reducing **treatment burden**

Q3M/Q6M, 3/6-month dosing

NOTE: Efficacy data presented are derived from different clinical trials conducted at different times by different sponsors, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. ANDEMBRY: US Prescribing Information (Jun 2025). TAKHZYRO; US Prescribing Information (Jan 2025). Donidalorsen: Riedl et al (2024), NEJM. Navenibart data is from the ALPHA-SOLAR study in which Arm A consisted of D1 600 mg, then 300 mg Q3M (n=10) and Arm B consisted of D1 600mg, D28 600 mg, then 600 mg Q6M (n=6).

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Navenibart vision: ALPHA-STAR and -SOLAR results demonstrate highly differentiated profile

	Attack Rate Reduction	Attack-Free Rate	Moderate and Severe Attack Rate Reduction	Reduction in Attacks Requiring Rescue Meds	Injection Site Pain	Doses Per Year[1]
Alpha-STAR Mean ranges across all doses	91-95%	25-67%	95-96%	91-94%	0%	2 or 4
Alpha-SOLAR Overall mean	92%	50%	95%	92%	0%	2 or 4
6-Month Phase 3 Results Summary (means)						
Lanadelumab[2,3] 300 mg Q2W	87%	44%	83%	87%	52%	26
Garadacimab[4] 200 mg Q1M	87%	72%	90%	88%	N.R.	12
Donidalorsen[5] 80 mg Q4W	81%	53%	89%	92%	N.R.	13

NOTE: Navenibart efficacy endpoints are mean change from baseline. Final data from target enrollment patients (n=16). Results from lanadelumab, berotralstat, garadacimab, and donidalorsen are from separate, Phase 3, placebo-controlled trials in adults and adolescents with Type 1 or 2 HAE. Data from most efficacious dose regimens shown. The comparison presented between navenibart and the lanadelumab, berotralstat, garadacimab, and donidalorsen data represent cross-trial comparisons and does not involve data from a head-to-head clinical trial. For lanadelumab, berotralstat, garadacimab, and donidalorsen, endpoints are changes from placebo. N.A. = Not applicable; N.R. = Not reported.
1. Planned administration for navenibart 2. Banerji et al (2018), JAMA 3. TAKHZYRO US Prescribing Information (Feb 2023) 4. Craig et al (2023), The Lancet 5. Riedl et al (2024), NEJM

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 Significant addressable opportunity in HAE  8  Estimated US patients on prophylaxis  Navenibart opportunity:  5,000+ patients   in the US  Augments BioCryst’s HAE portfolio with the potential best-in-class option for any route of administration preference   Majority of HAE patients remain on less convenient regimens  Source: BioCryst Internal Market Research Study (Conducted Jun 2024), 2018-2023 administrative claims data

 Positioned to offer leading oral and injectable therapies  9  Navenibart  Prefer an oral therapy  Prefer an injectable therapy  HAE patients receiving prophylaxis   primarily fall into two categories:  Oral preference  Has steadily increased since 2023  Consistent growth in ORLADEYO demand reflects this dynamic  Injectable preference  Many patients are satisfied on existing injectables, although there is a clear unmet need  Remaining unmet needs:  Q3M or longer dosing  Administration improvements  Reduced injection site pain  Source: BioCryst Quarterly Market Research Surveys (2023- 2025)  Combined portfolio to reach distinct, durable, and growing segments, covering full spectrum of patient preference  Navenibart’s profile maps precisely to the remaining unmet needs in the injectable market  Opportunity to offer the most patient-friendly options,   optimally serving the HAE patient community

 BioCryst’s commercial footprint primed for next product  10  Commercial strategy for ORLADYEO is a repeatable playbook for navenibart  Patients   & HAEA  Physicians & KOLs  Single source  specialty pharmacy  Payers  Robust market understanding through market research, data, and insights   Deep understanding of patient, provider, and payer preferences confirm demand for a long-acting injectable  Strong stakeholder relationships  With past and present ORLADEYO patients, providers, patient advocacy organizations, and payers  >90% of patients who have discontinued ORLADEYO have given marketing communications permission  Proven ability to execute  Commercial engine has developed sustainable competitive advantages; will apply the same playbook to navenibart  Experienced rare disease sales team  Proven patient services platform  State-of-the art   data analytics  Differentiated commercialization infrastructure

BioCryst's proven track record of commercial execution


ORLADEYO Revenue (US)
2020 Forecast
2021 Actual
2025 Guidance
$92M
$118M
$500M+
$550M+
2021
2025


Patients On Therapy (US)
2020 Forecast
2021 Actual
2024 Forecast
~500
~600
~2,100
~2,100
2021
Peak

Our commercial engine delivers:

Superior performance
+
High degree of forecasting accuracy

We will apply same playbook to maximize the navenibart opportunity

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BioCryst HAE franchise expected to generate double digit revenue growth into the next decade


HAE portfolio revenue[1]
$550M+
~15%
CAGR
$1B+
~15%
CAGR
$1.8B+
2025E
pro forma
ex-EU[2]
2029E
2033E
Early 2027 - navenibart pivotal
topline data expected

$1B+
cash balance
by 2029

Significant revenue growth + Operating leverage & synergies → Strong profitability and cash flow generation

Enhanced financial capacity for future BD

1. Implied projections for navenibart based on Wall Street analyst research
2. Expected revenue excluding EU for FY 2025

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Significant opportunity for value creation   13  Financial overview of the acquisition of Astria  Implied value of $13 per share in cash and stock with total enterprise value of approximately $700 million  Astria stockholders expected to own 15% of proforma equity based on basic shares outstanding  Plan to seek strategic alternatives for STAR-0310 pipeline program  Terms  Transforms BioCryst’s revenue profile through the next decade  BioCryst expects to remain profitable (non-GAAP) and cash flow positive   Transaction expected to be significantly accretive to operating profit (non-GAAP) in first full year of launch  Financial Impact  Highly flexible and attractive cost of capital financing facility to fund a portion of the cash purchase price  Retains capacity for additional business development   Blackstone Strategic Financing  Transaction expected to close 1Q 2026

 Key takeaways  14  Differentiated asset  Strong efficacy and safety clinical profile with Q3M or Q6M dosing in Phase 1b/2 data to-date; potential to be best-in-class injectable prophylactic therapy  Attractive valuation  Approximately $700 million in total enterprise value for a late-stage asset with significant potential operational synergies  Near-term launch  Navenibart commercial launch could transform revenue growth profile well into the next decade  Strong strategic fit  Accelerates product diversification while augmenting our commitment to the HAE community  Transformative financial impact  Acquisition reinforces operational and financial excellence with continued profitability (non-GAAP) and cash flow generation expected